EXHIBIT 99.2
EXXON MOBIL CORPORATION

2Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 7)

Earnings, $M	2Q09	1Q09	4Q08	3Q08	2Q08
Upstream
United States	813	360	699	1,879	2,034
Non-U.S.	2,999	3,143	4,935	9,092	7,978
Total	3,812	3,503	5,634	10,971	10,012
Downstream
United States	(15)	352	(20)	978	293
Non-U.S.	527	781	2,434	2,035	1,265
Total	512	1,133	2,414	3,013	1,558
Chemical
United States	79	83	81	257	102
Non-U.S.	288	267	74	830	585
Total	367	350	155	1,087	687

Corporate and financing	(741)	(436)	(383)	(241)	(577)
Net income attributable to ExxonMobil (U.S. GAAP)	3,950	4,550	7,820	14,830	11,680
Earnings per common share (U.S. GAAP) [1]	0.82	0.92	1.55	2.86	2.24
Earnings per common share
- assuming dilution (U.S. GAAP) [1]	0.81	0.92	1.54	2.85	2.22

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	1,620	0
Total	0	0	0	1,620	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	(140)	0	0	(170)	(290)
Corporate total	(140)	0	0	1,450	(290)

Earnings Excluding Special Items $M
Upstream
United States	813	360	699	1,879	2,034
Non-U.S.	2,999	3,143	4,935	7,472	7,978
Total	3,812	3,503	5,634	9,351	10,012
Downstream
United States	(15)	352	(20)	978	293
Non-U.S.	527	781	2,434	2,035	1,265
Total	512	1,133	2,414	3,013	1,558
Chemical
United States	79	83	81	257	102
Non-U.S.	288	267	74	830	585
Total	367	350	155	1,087	687

Corporate and financing	(601)	(436)	(383)	(71)	(287)
Corporate total	4,090	4,550	7,820	13,380	11,970
EPS excluding Special Items - assuming dilution [1]	0.84	0.92	1.54	2.58	2.27

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION

2Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 7)

Supplemental Information (continued)

Net production of crude oil and	2Q09	1Q09	4Q08	3Q08	2Q08
natural gas liquids, kbd
United States	382	397	376	340	366
Canada/South America	241	308	303	283	281
Europe	383	411	421	397	439
Africa	702	715	697	639	637
Asia Pacific/Middle East	462	466	508	510	509
Russia/Caspian	177	179	167	121	159
Total liquids production	2,347	2,476	2,472	2,290	2,391

Natural gas production available for sale, mcfd
United States	1,243	1,243	1,216	1,163	1,317
Canada/South America	649	635	616	634	651
Europe	2,865	4,961	4,652	2,768	3,255
Africa	23	25	31	33	30
Asia Pacific/Middle East	3,107	3,168	3,196	3,135	3,129
Russia/Caspian	126	155	138	87	107
Total natural gas production available for sale	8,013	10,187	9,849	7,820	8,489

Total worldwide liquids and gas production, koebd	3,682	4,174	4,113	3,593	3,806

Refinery throughput, kbd
United States	1,765	1,805	1,647	1,592	1,811
Canada	365	460	441	468	451
Europe	1,560	1,518	1,593	1,647	1,590
Asia Pacific	1,306	1,306	1,320	1,328	1,312
Other Non-U.S.	294	292	312	319	308
Total refinery throughput	5,290	5,381	5,313	5,354	5,472

Petroleum product sales, kbd
United States	2,538	2,577	2,593	2,437	2,584
Canada	403	416	456	452	425
Europe	1,671	1,567	1,687	1,736	1,719
Asia Pacific	1,346	1,345	1,369	1,338	1,321
Other Non-U.S.	529	529	656	725	726
Total petroleum product sales	6,487	6,434	6,761	6,688	6,775

Gasolines, naphthas	2,617	2,457	2,691	2,622	2,636
Heating oils, kerosene, diesel	1,991	2,188	2,164	2,063	2,067
Aviation fuels	544	526	551	640	623
Heavy fuels	567	593	632	602	630
Specialty products	768	670	723	761	819
Total petroleum product sales	6,487	6,434	6,761	6,688	6,775

Chemical prime product sales, kt
United States	2,519	2,043	2,021	2,248	2,702
Non-U.S.	3,748	3,484	3,605	3,812	4,016
Total chemical prime product sales	6,267	5,527	5,626	6,060	6,718

EXXON MOBIL CORPORATION

2Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 7)

Supplemental Information (continued)

Average Realization Data	2Q09	1Q09	4Q08	3Q08	2Q08
United States
ExxonMobil
Crude ($/b)	54.28	36.41	48.33	104.89	119.32
Natural Gas ($/kcf)	3.14	4.61	5.57	9.23	10.16

Benchmarks
WTI ($/b)	59.54	42.97	58.49	117.83	123.98
ANS-WC ($/b)	58.92	45.28	56.06	116.90	123.79
Henry Hub ($/mbtu)	3.51	4.91	6.95	10.25	10.94

Non-U.S.
ExxonMobil
Crude ($/b)	57.09	41.90	51.45	112.61	119.20
Natural Gas ($/kcf)	5.36	8.29	9.90	10.17	9.90
European NG ($/kcf)	6.77	9.87	11.68	12.14	11.61

Benchmarks
Brent ($/b)	58.79	44.40	54.91	114.78	121.38

Capital and Exploration Expenditures, $M
Upstream
United States	941	803	1,000	1,000	743
Non-U.S.	3,964	3,563	4,105	4,277	4,514
Total	4,905	4,366	5,105	5,277	5,257
Downstream
United States	407	353	438	421	426
Non-U.S.	410	293	516	423	478
Total	817	646	954	844	904
Chemical
United States	94	77	96	123	123
Non-U.S.	736	681	639	598	674
Total	830	758	735	721	797
Other	10	4	35	11	12

Total Capital and Exploration Expenditures	6,562	5,774	6,829	6,853	6,970

Exploration Expense Charged to Income, $M
Consolidated - United States	53	42	45	45	46
- Non-U.S.	437	307	328	353	288
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	1	1	3	6	5
Total Exploration Expense Charged to Income	491	350	376	404	339

Effective Income Tax Rate, % [1]	50%	45%	44%	44%	49%

Common Shares Outstanding (millions)
At quarter end	4,806	4,880	4,976	5,087	5,194
Average - assuming dilution [1]	4,871	4,959	5,062	5,178	5,281

Total Cash and Cash Equivalent ($G)	15.6	25.0	31.4	36.7	39.0
Includes restricted cash

Total Debt ($G)	9.3	9.2	9.4	10.3	9.6

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	2.2	8.9	10.5	14.4	13.4
Sales of subsidiaries, investments and PP&E	0.8	0.1	1.8	2.6	1.2
Cash flows from operations and asset sales	3.0	9.0	12.3	17.0	14.6

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2009. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION 2Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 7)

EXXON MOBIL CORPORATION 2Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 7)

EXXON MOBIL CORPORATION 2Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 7)

EXXON MOBIL CORPORATION 2Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 7)